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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 9, 1996
                       (DATE OF EARLIEST EVENT REPORTED)

                            HOMESTAKE MINING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                                1-8736                       94108-2788
(STATE OR OTHER JURISDICTION OF                  (COMMISSION                (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                   FILE NUMBER)                IDENTIFICATION NO.)

         650 CALIFORNIA STREET                                               94108-2788
       SAN FRANCISCO, CALIFORNIA                                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
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      Registrant's telephone number, including area code:  (415) 981-8150

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                   EXHIBIT INDEX IS ON PAGE 4 OF THIS FILING
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ITEM 5.  OTHER EVENTS

     On December 9, 1996, Homestake Mining Company ("Homestake") gave a slide presentation to Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to the combination of Homestake and Santa Fe. A copy of the slide presentation is filed as Exhibit 20(a) and is incorporated herein by reference. In addition, Homestake has revised the slide from the January 15, 1997, Homestake management slide presentation to Homestake and Santa Fe shareholders which shows complex ore processed (1990-1995) to correct certain information in such slide. A copy of the revised slide is filed as Exhibit 20(b), and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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
 20(a) Homestake management slide presentation to Homestake and Santa Fe shareholders dated December 9, 1996.
 20(b) Revised slide from the January 15, 1997, Homestake management slide presentation to Homestake and Santa Fe shareholders.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HOMESTAKE MINING COMPANY,

                                          By: /s/ WAYNE KIRK
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                                          Name: Wayne Kirk
                                          Title: Vice President,
                                             General Counsel and
                                             Corporate Secretary

DATED: January 29, 1997
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                                 EXHIBIT INDEX

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
EXHIBIT
  20(a)   Homestake management slide presentation to Homestake and Santa Fe shareholders dated
          December 9, 1996.
  20(b)   Revised slide from the January 15, 1997, Homestake management slide presentation to
          Homestake and Santa Fe shareholders.
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